SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MARCO COMMUNITY BANCORP, INC.
(Name of Registrant as Specified in its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 26, 2008

Fellow Shareholders:

We are pleased to announce that the 2008 Annual Meeting of Shareholders of Marco Community Bancorp, Inc. will be held at the United Church of Marco Island, 320 North Barfield Drive, Marco Island, Florida 34145, on Saturday, April 26, 2008, beginning promptly at 9:30 a.m. Doors to the Church will open at 8:30 a.m. and we will be serving light refreshments and coffee beginning at that time. If you have any questions or need additional information, please call Laura Jennings at (239) 259-1413.

The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business.

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed Proxy Card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

On behalf of the Board of Directors and all the employees of Marco Community Bancorp, Inc., we look forward to seeing you at the Annual Meeting.

Sincerely,

Richard Storm, Jr.
Chairman of the Board

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 26, 2008

The 2008 Annual Meeting of Shareholders (“Annual Meeting”) of Marco Community Bancorp, Inc. (“MCBI”) will be held at the United Church of Marco Island, 320 North Barfield Drive, Marco Island, Florida 34145, on April 26, 2008, beginning promptly at 9:30 a.m. local time. At the Annual Meeting, the holders of MCBI’s outstanding common stock will act on the following items:

1.	The election of eight members of the Board of Directors, each to serve for a one-year term;

2.	The ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors for MCBI and its wholly-owned subsidiaries, for the fiscal year ending December 31, 2008;

3.	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing items; and

The transaction of any other business that properly comes before the Annual Meeting, or any adjournment thereof.

All shareholders of record owning shares of MCBI at the close of business on March 10, 2008, are entitled to vote at the Annual Meeting, or any adjournments thereof.

By Order of the Board of Directors,

Bruce G. Fedor
Corporate Secretary
Marco Island, Florida
March 26, 2008

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

MARCO COMMUNITY BANCORP, INC.

PROXY STATEMENT

These proxy materials are being provided in connection with the solicitation of proxies by the Board of Directors of Marco Community Bancorp, Inc. (“MCBI”) to be voted on at the 2008 Annual Meeting of Shareholders, and any adjournment thereof (“Annual Meeting”). MCBI’s Annual Report, which includes the financial statements for the fiscal year ended December 31, 2007, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 26, 2008.

Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted in accordance with the Board of Directors’ recommenda-tions as stated in this Proxy Statement.

In order for us to have a quorum present to be able to convene the Annual Meeting, it is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign, and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope, so that your proxy can be counted for purposes of establishing a quorum in order for the Annual Meeting to proceed as scheduled.

When and Where is the 2008 Annual Meeting being held?

Date:	Saturday, April 26, 2008
Time:	9:30 a.m. local time
Location:	The United Church of Marco Island
320 North Barfield Drive
Marco Island, Florida 34145

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Who is soliciting proxies?

This Proxy Statement and the accompanying Proxy Card are being furnished to MCBI shareholders in connection with the solicitation of proxies by the Board of Directors of MCBI.

How can I revoke or change my proxy?

Your presence at the Annual Meeting will not automatically revoke your proxy. How-ever, you may revoke a proxy at any time prior to its exercise by:

➢	Delivering a written notice of revocation to MCBI; or
➢	Delivering a duly executed proxy bearing a later date to MCBI;
➢	Attending the Annual Meeting and choosing to vote in person, if your shares are held in your name; or
➢	If your shares are held in a brokerage account, by obtaining a “legal proxy” from your broker and bringing that document to the Annual Meeting.

What are the voting rights of our shareholders?

Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act (“Act”), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect on these types of matters under the Act.

Who is entitled to vote at the Annual Meeting?

The close of business on March 10, 2008, has been fixed by the Board of Directors as the “record date” for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. As of February 4, 2008, there were 3,222,421 shares of MCBI common stock outstanding which were held by approximately 407 shareholders of record.

How do I vote?

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, dating, signing, and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

If your shares are held with a brokerage firm in “street name,” under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers’ shares on certain “routine” matters, including the election of directors. When a brokerage firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters. There are no non-routine matters to be acted upon at the Annual Meeting.

MARKET INFORMATION

Our common stock is traded on the Over-the-Counter Bulletin Board (www.otcbb.com) under the symbol “MCBN.” More information on the market for our securities is included in our Annual Report on Form 10-K under the heading “Market for Registrant’s Common Equity and Related Stockholder Matters.”

BOARD OF DIRECTORS MEETINGS

During the year ended December 31, 2007, MCBI’s Board of Directors held nine meetings. All directors attended at least 75% of the total meetings of the Board of Directors and any committees on which he or she served. MCBI requires its Directors to attend the Annual Meeting of Shareholders and, in 2007, all of our Directors were in attendance, with the exception of John V. Cofer.

COMMITTEES OF THE BOARD OF DIRECTORS

General

MCBI has six standing committees: the Audit Committee; the Corporate Governance Committee; the Executive Committee; the Nominating Committee; and the Strategic Planning Committee. The following table lists the members of each Committee.

Board Member	Audit	Corporate Governance	Executive	Nominating	Strategic Planning
John V. Cofer	-	-	-	-	Chair
Joel M. Cox	X	X	X	-	X
Bruce G. Fedor	-	Chair	X	X	-
Jamie B. Greusel	X	X	-	-	-
Robert A. Marks	-	-	X	Chair	-
Stephen A. McLaughlin	-	-	Chair	X	-
E. Terry Skone	Chair	-	-	-	-
Richard Storm, Jr.	-	-	X	-	X

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

The Audit Committee has adopted a formal charter, which was included with last year’s Proxy Statement as Exhibit A. Under its charter, the Committee reviews MCBI’s auditing, accounting, financial reporting and internal control functions, recommends our independent auditor, and reviews the auditor’s services. For further information regarding the Audit Committee, please see the Report of the Audit Committee below.

The Corporate Governance Committee evaluates MCBI’s corporate policies and procedures, which includes periodically reviewing MCBI’s Articles of Incorporation and Bylaws to determine if any recommended changes need to be made. Special emphasis is placed on compliance with the Sarbanes-Oxley Act of 2002 and federal securities laws.

The Executive Committee has the authority of the Board of Directors when the Board is not in session. The Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of MCBI under Florida law.

The Nominating Committee meets to evaluate director candidates for MCBI’s Board of Directors. The Board has determined that each member of the Committee is independent as defined by Nasdaq Marketplace Rule 4200(a)(15). This Committee, however, has not yet adopted a charter and does not have written procedures or a policy on the selection of nominees or the evaluation of shareholder recommendations. Until a charter and nominating procedures are put in place, the Committee will continue to make all such decisions on a case-by-case basis, in which it may consider the nominee’s business background, involvement in the community, prior banking experience, and involvement with the Bank. These are the same criteria used in evaluating candidates selected by the Board.  Based on the Company’s size and marketing area, the Board believes these policies are appropriate for MCBI.

The Strategic Planning Committee evaluates possible expansionary activities for MCBI, both in new lines of business and new market areas.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors believes that the members of the Audit Committee are all “Independent Directors” under Nasdaq Marketplace Rule 4200(a)(15), in that they have no relationships that would impair their abilities to objectively and impartially execute their duties.

The functions of the Audit Committee are focused on three areas:

➢	The adequacy of MCBI’s internal controls and financial reporting process and the reliability of MCBI’s financial statements;
➢	The performance of MCBI’s internal auditors and the independence and performance of MCBI’s independent auditors; and
➢	MCBI’s compliance with legal and regulatory requirements.

The Audit Committee has met periodically with management to consider the adequacy of MCBI’s internal controls and the objectivity of its financial reporting. These matters were

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

discussed with MCBI’s independent auditors. The Audit Committee also met with the independent auditors without management present. The independent auditors have unrestricted access to the members of the Audit Committee. In addition, the Audit Committee also recommends to the Board the appointment of the independent auditors and periodically reviews their performance, fees, and independence from management.

No member of our Audit Committee has the requisite financial expertise to qualify as an “audit committee financial expert” as defined by Securities and Exchange Rules. The Board has determined that, given the size of our organization and the number of competitors in our marketplace, obtaining an “audit committee financial expert” who has the specific bank accounting experience to qualify as such, would be extremely difficult. However, the Board believes that all of our current Audit Committee members have a level of financial literacy and familiarity with banking operations to provide strong financial guidance to the Committee and MCBI, with the assistance of our independent auditors.

Management has primary responsibility for MCBI’s financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of MCBI in conformity with accounting principles generally accepted in the United States of America, and discuss with the Committee any issues they believe should be raised and addressed. The Audit Committee monitors these processes, relying without independent verification, on the information provided to the Audit Committee and on the representations made by management and the independent auditors.

This year, the Audit Committee reviewed MCBI’s audited financial statements as of, and for, the fiscal year ended December 31, 2007, and met with both management and MCBI’s independent auditors to discuss those financial statements. Management has represented to the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee received from, and discussed with, MCBI’s independent auditors, Hacker, Johnson & Smith, P.A., the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to the independent auditor’s independence from MCBI. The Committee also discussed with Hacker, Johnson & Smith, P.A., any matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that MCBI’s audited financial statements be included in MCBI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Joel M. Cox	Jamie B. Greusel	E. Terry Skone, Chairman

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

PROPOSAL I – ELECTION OF DIRECTORS

The Board of Directors is presently comprised of eight members. For 2008, the Board has again set its size at eight members, each to serve a one-year term. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

The eight nominees are: John V. Cofer, Joel M. Cox, Bruce G. Fedor, Jamie B. Greusel, Robert A. Marks, Stephen A. McLaughlin, E. Terry Skone and Richard Storm, Jr., who have all indicated their willingness to stand for election and to serve as directors if elected. Should any of the director nominees become unable or unwilling to serve, proxies will be voted for the election of such other person(s) as the Board of Directors may choose to nominate.

As previously discussed in this Proxy Statement, the affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect each director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

Information relating to the business experience and age of MCBI’s director nominees and non-director executive officers is set forth below.

DIRECTOR NOMINEES

John V. Cofer, age 64, has been a director of MCBI since 2004 and has served as Chairman and Chief Executive Officer of MCBI’s subsidiary Commercial Lending Capital Corp. since its establishment in 2004. Mr. Cofer previously served as a director of First National Bank of Florida, Naples, Florida from June 2001 to July 2002. He also served as Vice Chairman of Citizens Community Bancorp, Inc. and Chairman of its wholly-owned subsidiary CCB Mortgage Corporation. Mr. Cofer’s prior business interests included a position as Senior Partner of Oxford Development Corp. of Bethesda, Maryland from 1973 to 1988, where he was responsible for the development of over 16,000 apartment units and the management of over 27,000 apartment units in nine states. He also served as President of Krupp Cofer Development and Krupp Realty of Boston, Massachusetts from 1988 to 1990 when he retired. Mr. Cofer is a previous member of the Beach Committee and the Architectural Review Committee of the Marco Island Civic Association, and a previous member of the Board of Directors of Gulfview Condominium Association.

Joel M. Cox, age 69, is a founding director of MCBI and Marco Community Bank, and has over 40 years of experience in the banking and insurance industries. Mr. Cox was Vice President and a director of Cox Insurance Agency, Inc., in Marco Island, from 1984 until his 2002 retirement. He was also a director of People’s Community Bank of the West Coast in Sarasota, Florida from 1999 to 2007, and a director of its parent holding company, People’s Community Bancshares, Inc., from its establishment in 2002 until 2007, when the companies were merged into Superior Bancorp. He was also a founding director of Citizens Community Bank of Florida in Marco Island and of its parent holding company, Citizens Community Bancorp, Inc. and served as a director until the companies were acquired by F.N.B. Corporation in April 2001.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Bruce G. Fedor, age 72, is a founding director of MCBI and a non-practicing attorney and a director of MCBI. From 1997 to 2001, he also served as Corporate Secretary of Citizens Community Bancorp, Inc., Marco Island, Florida. Mr. Fedor previously was General Counsel for BancFlorida in Naples and Citizens Community Bancorp, Inc. in Marco Island. In between those two positions, he practiced banking and real estate law, as of counsel, with the Naples law firms of Annis, Mitchell, et al, and Harter, Secrest and Emery. From 1988 to 1990, Mr. Fedor was with Cummings and Lockwood, Naples, Florida. Mr. Fedor was also the initial Chairman of the Board for Pelican National Bank, Naples, Florida. Prior to moving to Florida in 1987, Mr. Fedor practiced banking and real estate law in Cleveland, Ohio for 25 years. In 1957, Mr. Fedor received his B.A. degree from the University of Notre Dame and in 1962, received his J.D. degree from the Cleveland-Marshall School of Law at Cleveland State University in Cleveland, Ohio. He presently is a member of the Florida Bar and the Collier County Bar Association.

Jamie B. Greusel, age 46, a director of MCBI since 2004, and a founding director of Marco Community Bank, has been a principal in the Law Office of Jamie B. Greusel, in Marco Island since 1988. She is licensed to practice in both Florida and New Jersey. Ms. Greusel was previously a director of Citizens Community Bank of Florida from 1998 to April 2001, when it was acquired by F.N.B. Corporation. She earned her law degree from Stetson University, cum laude, in 1987 and her B.A. from Juniata College in 1983.

Robert A. Marks, CLU, age 76, a founding director of MCBI and the Marco Community Bank, retired from Metropolitan Life Insurance Company in 1986, after a 30-year career, culminating with his service as a Regional Manager based in Nashville, Tennessee. From 1996 to 2001, he was a director of Citizens Community Bank of Florida and Citizens Community Bancorp, Inc. Mr. Marks received a Chartered Life Underwriter degree in 1971 from the American College of Life Underwriters.

Stephen A. McLaughlin, age 61, is a founding Director and the Vice Chairman and President of MCBI and the founding Vice Chairman of the Board of Marco Community Bank. From 2005 until 2007, Mr. McLaughlin also served as MCBI’s Chief Executive Officer. Mr. McLaughlin is also involved in the operation of several Maine-based real estate consulting and timber companies, including Land & Timber Brokers, LLC. He was also a founding director of Citizens Community Bank of Florida and of Citizens Community Bancorp, Inc. and served as a director until both were acquired by F.N.B. Corporation in April 2001. From 1996 to 1998, he served as that bank’s Vice-President for Administration. Mr. McLaughlin graduated from the University of Maine in 1968 with an Electrical Engineering degree.

E. Terry Skone, age 67, is a founding director of MCBI and Marco Community Bank. He retired as President and Chairman of Deerwood Bancorporation, Inc. and of First National Bank of Deerwood, Deerwood, Minnesota in 1997, after 42 years of service. Following his retirement, he was a director of Citizens Community Bancorp, Inc. from 1998 to 1999. He received a B.S. from Gustavus Adolphus College in 1962, and in 1969, graduated from the University of Wisconsin School of Banking.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Richard Storm, Jr., age 66, is the founding Chairman of the Board of MCBI and has served as its Chief Executive Officer since July 16, 2007, and as Chief Executive Officer from 2003 to 2005. He also currently serves and Chief Executive Officer and President of Marco Community Bank. He has been a resident of Collier County, Florida for over 26 years. Mr. Storm has more than 30 years of experience in banking and was a founding director, Chairman of the Board and Chief Executive Officer of Citizens Community Bank of Florida and its parent holding company, Citizens Community Bancorp, Inc. He served in those capacities until Citizens Community Bancorp, Inc. and its subsidiaries were sold in April 2001 to F.N.B. Corporation. Mr. Storm served as the Chief Executive Officer and President of Citizens Community Bank, a subsidiary of F.N.B. from April 2001 to December 31, 2002. From 1987 to 1994, Mr. Storm served as a director and Corporate Secretary of Citizens National Corporation and as a director of Citizens National Bank, both located in Naples, Florida. Following Citizens National’s merger with AmSouth Bank of Florida in 1994, Mr. Storm served as a City Director of AmSouth Bank until 1995. Mr. Storm was also a director of Danbury Bank and Trust, Danbury, Connecticut from 1973 to 1979 and then after the merger with Connecticut Bank and Trust was appointed a regional director. From 1997 to 1998, he served as a director of the Florida Community Bankers and in 1999 as a director of the Florida Bankers Association. In addition to his many bank affiliations over the years, Mr. Storm has an extensive background in real estate management, marketing, finance and development. He is currently Chief Executive Officer of River Village, Inc. (a condominium development company).

NON-DIRECTOR EXECUTIVE OFFICER

Thomas M. Whelan, age 58, has been Chief Financial Officer of MCBI and Marco Community Bank since 2004. He also served as acting President of Marco Community Bank from August 2005 until March 2006. From 1999 to February 2004, he was Chief Financial Officer of Bancshares of Florida, Inc. (currently Bank of Florida Corporation) and Executive Vice President and Chief Financial Officer of Bank of Florida, N.A. (currently Bank of Florida – Southwest). In 1996, his family relocated to Southwest Florida, where he joined Hendry County Bank as Vice President and Cashier. In May 1997, he was named Interim Chief Executive Officer and President. Following the acquisition of Hendry County Bank by Florida Community Bank in February 1998, he served as Executive Vice President in charge of finance, operations and branch administration. Mr. Whelan received his Bachelor of Arts degree in business and management from Ohio Northern University in 1971. He is a 1982 honors graduate of the BAI School in Banking at the University of Wisconsin.

The Board of Directors Recommends that the Shareholders
Vote “For” the Election of the Eight Director Nominees.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

BENEFICIAL STOCK OWNERSHIP OF
DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the current beneficial ownership of MCBI common stock of each director and non-director executive officer as February 4, 2008. Collectively, these individuals own 31.32% of our outstanding common stock. To the best of our knowledge Messrs. McLaughlin, Skone, and Storm, and Ms. Melanie J. Hanson (a former MCBI director) are the only beneficial owners of more than 5% of MCBI’s common stock.  Ms. Hanson, Post Office Box 1340, Marco Island, Florida 34146, owns 205,775 shares of common stock, or 6.39% of the outstanding shares.

Directors and Executive Officers	Number of Common Shares Owned(1)	Right to Acquire(2)	% of Beneficial Ownership(3)	Number of Series B Preferred Shares Owned(4)
John V. Cofer	46,500	11,250	1.47	1
Joel M. Cox	68,985	-	2.14	2
Bruce G. Fedor	12,825	-	0.40	0
Jamie B. Greusel	66,032	11,250	2.39	2
Robert A. Marks	50,000	11,250	1.89	1
Stephen A. McLaughlin	183,000	-	5.68	5
E. Terry Skone	189,233	-	5.87	4
Richard Storm, Jr.	410,623	-	12.74	20
Thomas M. Whelan	6,360	16,500	0.71	0
All directors and executive officers as a group (9 individuals)	1,033,558	50,250	33.17	35
_______________________
(1)	Includes shares for which the named person:
•	has sole voting and investment power;
•	has shared voting and investment power; or
•	holds in an IRA or other retirement plan or program, unless otherwise indicated in these footnotes.
(2)	Includes options that are exercisable within 60 days of the date of this Proxy Statement.
(3)	Assumes only the indicated individual or group exercises their options.
(4)	Each share of Series B Preferred Stock is mandatorily convertible into 6,000 shares of common stock at the sole discretion of MCBI’s Board of Directors at any time after November 19, 2009.

COMPENSATION DISCLOSURES

The Summary Compensation Table below shows compensation information regarding Richard Storm, Jr., Chairman and Chief Executive Officer of MCBI and Chief Executive Officer and President of Marco Community Bank, Stephen A. McLaughlin, President and Vice Chairman of MCBI, Howard B. Montgomery, Jr., former Chief Executive Officer and President

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

of Marco Community Bank (and currently an independent contractor consultant to Marco Community Bank), Thomas M. Whelan, Chief Financial Officer of MCBI and Marco Community Bank and Joseph A. Hausauer, President of Commercial Lending Capital Corp. (“CLCC”). No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards		All Other Compensation		Total
Richard Storm, Jr.	2007	$0	$0	$0		$0		$0
MCBI Chairman & CEO

Thomas M. Whelan	2007	$128,971	$1,203	$0		$7,000	(3)	$134,174
MCBI & Bank Chief Financial Officer	2006	$121,754	$7,500	0		$10,711	(4)	$133,777

Stephen A. McLaughlin	2007	$0	$0	$0		$0		$0
MCBI Vice Chairman & President	2006	$0	$0	0		$8,700	(1)	$8,700

Joseph A. Hausauer	2007	$130,000	$38,142	$0		$0		$168,142
CLCC President	2006	$130,000	$16,791	$0		$0		$146,791

Howard B. Montgomery, Jr.	2007	$184,731	$203	$0		$10,400	(3)	$195,334
Former Bank CEO & President	2006	$121,154	$12,500	$38,763	(2)	$7,200	(3)	$140,854
_______________________
(1) Directors’ fees.
(2) Stock option grant on March 6, 2006, of 30,000 shares.
(3) Automobile allowance.
(4) Share appreciation rights payout of $6,188 and automobile allowance of $4,523.

Outstanding Equity Awards at Fiscal Year-End Table

MCBI currently grants stock options under its 2002 Key Employee Stock Compensation Program. We believe MCBI’s long term interests are best advanced through stock option grants by aligning the interest of our executive officers with those of our other shareholders. All stock options are granted at the then-current fair market value of our common stock at the time of the effective date of the grant. The following tables set forth information concerning award grants to MCBI’s named executive officers for 2007.  These awards listed below only consisted of stock option grants.

The following table provides information as of December 31, 2007, regarding the MCBI stock options that have been awarded to the named executive officers under MCBI’s Stock Program.  The information listed below pertains to those stock options or portions thereof which have not yet been exercised and are currently outstanding.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Value of Unexercised In-the Money Options at December 31, 2007	Value of Unexercised In-the Money Options at December 31, 2007
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard Storm, Jr.	0	0	N/A	N/A

Thomas M. Whelan	16,500	5,250	$33,000	$10,500

Joseph A. Hausauer	9,000	6,000	$11,970	$7,980

Stephen A. McLaughlin	0	0	N/A	N/A

Howard B. Montgomery, Jr.	6,000	24,000	$0	$0

Stock Options Granted and Outstanding in 2007

The following table sets forth information about the number of shares reserved for issuance under our stock option plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance

Stock option plans approved by security holders	264,701	$9.03	80,544

Equity compensation plans not approved by security holders	0	N/A	0

Total	264,701	$9.03	80,544

Benefits

MCBI currently does not provide medical or related benefits to its officers or directors at the holding company level. Officers of our subsidiaries, however, are provided hospitalization, major medical, long-term disability insurance, dental insurance, and term life insurance under group plans with generally the same terms as are offered to all full-time employees.

Employee Stock Options

MCBI currently provides for the grant of stock option awards and limited rights awards to its and the Bank’s executive officers and other employees under the 2003 Employees’ Stock Option and Limited Rights Plan (“Plan”). An aggregate of fifteen percent of the total number of outstanding shares of MCBI common stock is reserved under the Plan and MCBI’s other two stock option plans together.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

The maximum number of shares an MCBI or Bank employee may in the aggregate be granted options for is 37,500. Employees of MCBI or the Bank may be granted options to purchase shares of common stock, as determined by the Board in its sole discretion.

Options granted under the Plan can be either “incentive stock options” within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, which are designed to result in beneficial tax treatment to the employee but no tax deduction to MCBI, or “compensatory stock options” which do not give the employee certain benefits of an incentive stock option, but will entitle MCBI to a tax deduction when the options are exercised.

The per share exercise price at which the shares of common stock may be purchased upon exercise of a granted option must be equal to or greater than the Fair Market Value of a share of common stock as of the date of grant. Fair Market Value of a share of common stock is determined as defined in the Plan. In no event can the Fair Market Value be less than $6.00 per share.

At the discretion of the Board, limited rights may be granted in tandem with options granted under the Plan. Limited rights may only be exercised six months after the date of their grant and they will terminate upon the exercise or termination of the underlying option. A limited right entitles the holder thereof to a cash payment equal to the difference of the option exercise price and the Fair Market Value on the date of exercise. However, limited rights may only be exercised upon a change in control, and when the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

The Board of Directors may set any vesting schedule for options granted under the Plan. All non-vested stock options and limited rights held under the Plan will be immediately canceled when the holder is terminated for “cause” (as that term is defined in the Plan). In the event of the death or disability of a participant, all options and limited rights held under the Plan, whether or not then exercisable, shall be exercisable (by the participant or his or her legal representative) for a period of 12 months following such death or disability. In the event a participant retires, any options or limited rights held under the Plan, whether or not then exercisable, shall be exercisable for a period of 90 days after such retirement.

Change in Control Agreements

MCBI and Marco Community Bank have entered into Change of Control Agreements with three Marco Community Bank employees. Pursuant to these agreements, if MCBI or Marco Community Bank undergo a Change in Control and the employees are terminated without Just Cause (as those terms are defined in the agreements), the employees shall receive one year’s severance pay. Additionally, the agreements prevent the employees from competing with the Bank for six months after termination of employment.

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Director Compensation

In 2007, neither MCBI nor its subsidiaries paid any cash or non-cash compensation to their directors.

At the 2004 Annual Meeting, the shareholders approved the 2003 Directors’ Stock Option Plan and Limited Rights Plan (“Directors’ Plan”) and amended it at the 2007 Annual Meeting. The following is a summary of the material features of the Directors’ Plan, which is qualified in its entirety by reference to the Directors’ Plan, which was included with the 2004 Proxy Statement.

An aggregate of fifteen percent of the total number of outstanding shares of MCBI common stock is reserved under the Directors’ Plan and MCBI’s other two stock option plans together. The maximum number of shares an MCBI director may be granted options for is 11,250, the maximum number for a Bank director is 7,500. Each current MCBI and Bank director has already been granted those amounts of options. Any new directors that are elected or appointed to the Boards of MCBI, the Bank, or any subsidiary thereof, may be granted options to purchase shares of common stock, as determined by the Board in its sole discretion.

The purpose of the Directors’ Plan is to promote the growth and profitability of MCBI and the Bank by providing outside directors with an incentive to achieve the long-term objectives of MCBI and Marco Community Bank. We believe that the Directors’ Plan will assist in our being able to attract and retain non-employee directors with outstanding competence at MCBI and Marco Community Bank, while at the same time, provide such outside directors with an opportunity to acquire an equity interest in MCBI. The Directors’ Plan authorizes the granting of non-statutory stock options (options which do not qualify as incentive stock options). The shares of common stock used under the Directors’ Plan shall be from authorized and previously unissued shares.

The per share exercise price at which the shares of common stock may be purchased upon exercise of a granted option will be equal to or greater than the Fair Market Value of a share of common stock as of the Date of Grant, as those terms are defined in the Directors’ Plan. In no instance shall Fair Market Value be less than $6.00 per share.

At the discretion of the Board, limited rights may be granted in tandem with any options granted under the Director’s Plan. A limited right entitles the holder thereof to a cash payment equal to the difference of the option exercise price and the Fair Market Value on the date of exercise. Limited rights may only be exercised six months after the date of their grant and will terminate upon the exercise or termination of their underlying option. However, the limited rights are only exercisable upon a change in control when the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

The Board may set any vesting schedule for options granted under the Directors’ Plan. All stock options and limited rights held under the Directors’ Plan will be immediately canceled when the holder is removed from the Board for “cause” (as that term is defined in the Directors’ Plan). In the event of the death or disability of a participant, all options and limited rights held

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

under the Directors’ Plan, whether or not then exercisable, shall be fully vested and exercisable (by the participant or his or her legal representative) for a period of 12 months following such death or disability. In the event a participant retires from the Board, any options or limited rights held under the Directors’ Plan, whether or not then exercisable, shall be exercisable for a period of 90 days after such retirement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors, executive officers, and principal shareholders (defined as individuals owning 5% or more of MCBI common stock) of MCBI are customers of, and have banking relations with, Marco Community Bank. We have a policy, however, of not making loans to our directors or executive officers. Therefore, as of December 31, 2007, neither MCBI nor its subsidiaries had any loans outstanding to its directors, executive officers, or principal shareholders.

PROPOSAL II – RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008

Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. (“Hacker, Johnson”), as the independent auditors for MCBI and Marco Community Bank for the fiscal year ending December 31, 2008. A representative from the firm is not expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

Audit Fees: The aggregate fees billed for professional services by Hacker, Johnson in connection with the audit of the annual financial statements and the reviews of the financial statements included in MCBI’s filings with the Securities and Exchange Commission for the fiscal years ended December 31, 2006 and December 31, 2007, were $34,500 and $36,000, respectively.

Audit-Related Fees:  In 2006 and 2007, Hacker, Johnson did not bill MCBI for audit-related fees.

Tax Fees: Hacker, Johnson billed MCBI $4,000 in 2006 and $4,000 in 2007, for tax compliance and advice, including the preparation of MCBI’s corporate tax returns.

All Other Fees: Excluding those fees described above, Hacker, Johnson did not bill MCBI in 2006 or 2007 for any other fees.

In all instances, Hacker, Johnson’s performance of these services was pre-approved by MCBI’s Audit Committee at a meeting thereof where all relevant facts were disclosed and discussed.

In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of MCBI’s common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Hacker,

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT
1770 San Marco Road• Marco Island, Florida 34145

Johnson, the Board of Directors will consider the selection of other auditors that are qualified to practice before the Securities and Exchange Commission.

The Board of Directors Recommends that Shareholders Vote “For”
the Ratification of Hacker, Johnson & Smith, P.A., as the
Independent Auditors for the Fiscal Year Ending December 31, 2008.

PROPOSAL III – ADJOURNMENT OF ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I or II at the Annual Meeting.  In order to permit proxies that have been timely received by MCBI to be voted for an adjournment, we are submitting this item as a separate matter for your consideration.

If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “For”
the Approval of the Adjournment of the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2007, certain of our directors and executive officers who own our stock filed Form 3’s or Form 4’s with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals. To the best of our knowledge, during 2007 all such filings by our officers and directors were made timely.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in MCBI’s proxy materials for the 2009 Annual Meeting, any shareholder’s proposal to take action at that Meeting must be received at our corporate office at 1770 San Marco Road, Marco Island, Florida 34145, no later than November 20, 2008. Shareholder proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

The Board of Directors Recommends that Shareholders Vote “For”
the Approval of the Adjournment of the Annual Meeting.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

MCBI has no formal procedures to follow for shareholders to communicate with the Board of Directors. Should a shareholder wish to submit a written communication to the Board or an individual director, the shareholder may mail or deliver such communication to: Richard Storm, Jr., Chairman and Chief Executive Officer, Marco Community Bancorp, Inc., 1770 San Marco Road, Marco Island, Florida 34145. Should a shareholder wish to address the Board in person, the shareholder may submit such request to Mr. Storm. Depending on the matter the shareholder wishes to discuss with the Board and the Board’s schedule, the Board will consider such a request in determining whether to invite the shareholder to a Board meeting.

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by MCBI. Proxies may be solicited by directors, officers, or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card enclosed with this Proxy Statement.

AVAILABILITY OF ADDITIONAL INFORMATION

Accompanying this Proxy Statement is MCBI’s 2007 Annual Report, which includes our audited financial statements. Our Form 10-K serves as the Bank’s Annual Disclosure Statement. Additional copies of MCBI’s Annual Report or Form 10-K are available to shareholders at no charge. Any shareholder who would like an additional copy may contact: Richard Storm, Jr., Chairman and Chief Executive Officer or Assistant Vice President Laura A. Jennings at (239) 259-1413. Additional information can also be found at: www. marcocommunitybank.com, under the “Investor Relations” tab.

MCBI currently files periodic reports (including Form 10-Ks, Form 10-Qs, Proxy Statements and other reports or forms required by Federal securities laws) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by MCBI and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration

The Board of Directors Recommends that Shareholders Vote “For”
the Approval of the Adjournment of the Annual Meeting.

statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by MCBI is available for review on this website. The address of the website is www.sec.gov.

Marco Community Bancorp, Inc.
March 26, 2008

The Board of Directors Recommends that Shareholders Vote “For”
the Approval of the Adjournment of the Annual Meeting.

  REVOCABLE PROXY
  MARCO COMMUNITY BANCORP, INC.
  2008 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Richard Storm, Jr., Stephen A. McLaughlin and Jamie B. Greusel and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Marco Community Bancorp, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the United Church of Marco Island, 320 North Barfield Drive, Marco Island, Florida 34145, on April 26, 2008, at 9:30 a.m., local time and at any adjournment thereof.

The undersigned shareholder of Marco Community Bancorp, Inc. may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation, delivering a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

WITHHOLD
			FOR	AUTHORITY
1.	The election of eight members of the Board of Directors to serve for one-year terms:		☐	☐

INSTRUCTION. To withhold your vote for any individual nominee, strike a line in the nominee’s name listed below.

☐ John V. Cofer ☐ Joel M. Cox ☐ Bruce G. Fedor ☐ Jamie B. Greusel ☐ Robert A. Marks

☐ Stephen A. McLaughlin ☐ E. Terry Skone ☐ Richard Storm, Jr.

2.	Ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of Marco Community Bancorp, Inc. for the fiscal year ending December 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	The adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve either of the above Proposals.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting or any adjournments thereof.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.		STICKER

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

X
The signor acknowledges receipt from Marco Community Bancorp, Inc., prior to the execution of the Proxy, a Notice of Annual Meeting, a Proxy Statement dated March 26, 2008 and an Annual Report.		Signature
X
Signature if held jointly
	No. of Common Shares Voting: __________		Date: ____________

Please check this box if you intend to attend the Annual Meeting in person.  ☐